LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is made as of this 22nd day of December, 2006 (the "Closing Date"), by and between TRUEYOU.COM, INC., a Delaware corporation (the "Borrower"), Vicis Capital Master Fund LLC, Klinger Investments LLC, Andrew D. Lipman, Richard Rakowski, Gerard DeBiasi, James Benedict, Dan Richardson, Amal Devani, CSFN I LLC and John Brugmann (each a "Lender" and collectively, the "Senior Subordinated Lenders").

                                    RECITALS

         A. The Borrower has asked the Senior Subordinated Lenders for a senior subordinated term loan (the "Loan") in the principal amount of Three Million Dollars ($3,000,000) to be used by the Borrower for capital expenditures, general working capital and to pay all costs and expenses in connection with the Loan. The Loan is evidenced by certain Senior Subordinated Promissory Notes of even date herewith from the Borrower in favor of the Senior Subordinated Lenders (each a "Note" and collectively the "Notes").

         B. The holders of the Borrower's $10,038,710 aggregate principal amount of Subordinated Debt issued pursuant to (i) an Amended Subordinated Promissory
Note in the sum of $4,838,710 and (ii) a Subordinated Promissory Note in the principal sum of $5,200,000, each dated July 11, 2006 ("Existing Subordinated Lenders") have agreed that the Loan shall be senior to the obligations of the Borrower to the Existing Subordinated Lenders under the aforesaid subordinated promissory notes ("Existing Subordinated Debt").

         C. The Senior Subordinated Lenders are willing to make the Loan to the Borrower upon the terms and subject to the conditions hereinafter set forth.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Senior Subordinated Lenders hereby agree as follows:

I.       BORROWING; ISSUANCE OF WARRANTS

         Section 1.1 THE LOAN. The Senior Subordinated Lenders agree to lend to the Borrower and the Borrower agrees to borrow from the Senior Subordinated Lenders, the principal sum of Three Million Dollars ($3,000,000) allocated among the Senior Subordinated Lenders as set forth in EXHIBIT A. The Loan shall bear interest and shall be repaid by the Borrower in the manner and at the times set in the Notes.

         Section 1.2 USE OF PROCEEDS. The proceeds of the Loan shall be used by the Borrower for the purposes set forth in Recital A above, and, unless prior written consent of the Senior Subordinated Lenders holding at least a majority in outstanding principal amount of the Senior Subordinated Loans (the "Majority Lenders") is obtained, for no other purpose.

         Section 1.3 VOLUNTARY PREPAYMENT. Subject to the terms of that certain Subordination Agreement dated as of the date hereof (as from time to time amended in accordance with its terms, the "Subordination Agreement"), among the Borrower, the guarantors named therein, Laurus Master Fund, Ltd. ("Senior Lender"), the Existing Subordinated Lenders and the Senior Subordinated Lenders, the Loan may be prepaid at any time, in whole or in part, without penalty or premium, on three (3) days prior written notice.

         Section 1.4 MANDATORY PREPAYMENTS.

                  (a) Subject to the terms of the Subordination Agreement, upon the occurrence of a Change of Control (as hereinafter defined), the Senior Subordinated Lenders shall have the right to require Borrower to prepay the Loan including, without limitation, (i) the outstanding principal balance, (ii) all accrued and unpaid interest (if any), and (iii) all other amounts then due under the Note. For purposes of this Agreement, "Change of Control" means: (i) any "person" (including any group of persons), as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than any trustee or other fiduciary holding securities under an employee benefit plan of the Borrower), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, after the date hereof, of securities of the Borrower representing more than fifty percent (50%) of the combined voting power of the Borrower's then outstanding securities; (ii) individuals who at the Closing Date constitute the Board, and any new director (other than a director (x) designated by a person who has entered into an agreement with the Borrower to effect a transaction described in clause (i), (iii) or (iv) of this subparagraph, or (y) whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as hereinabove defined) other than the Board) whose election by the Board or nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) the shareholders of the Borrower approve a merger, reorganization or consolidation of the Borrower, other than a merger, reorganization or consolidation which would result in (A) the beneficial owners (as hereinabove defined) of the voting securities of the Borrower outstanding immediately prior thereto continuing to beneficially own voting securities that represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Borrower or such surviving entity outstanding immediately after such merger, reorganization on or consolidation, and (B) no "person" (as hereinabove defined) acquiring more than fifty percent (50%) of the combined voting power of the Borrower's then outstanding securities; (iv) the shareholders of the Borrower approve an agreement for the sale or disposition by the Borrower of all or substantially all of the Borrower's assets or business to an unaffiliated third party; or (v) the shareholders of the Borrower approve a liquidation or dissolution of the Borrower.

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

                  (b) If the Borrower should consummate one or more equity financings after the date hereof with gross proceeds of no less than $15,000,000 (the "Threshold"), then subject to the terms of the Subordination Agreement and the rights of the Senior Subordinated Lenders under (c) below, all principal and accrued interest on the Loan shall be due and payable at the closing of such financing (a "Threshold financing").

                  (c) Upon the occurrence of a Threshold financing, each Senior Subordinated Lender shall have the right, but not the obligation, to convert all of the then principal and accrued interest due to such Senior Subordinated Lender into shares of the equity securities sold in the Threshold transaction at the lowest price per share paid in such financing and otherwise upon the same terms and conditions as the Threshold financing. The Borrower agrees to fully inform the Senior Subordinated Lenders with respect to any proposed Threshold transaction and to take all appropriate and necessary action to enable the Senior Subordinated Lenders to convert the Loan as herein provided.

         Section 1.5 ISSUANCE OF WARRANTS.

                  (a) Subject to the terms and conditions of this Agreement, the Borrower hereby agrees to issue to each Senior Subordinated Lender, as part of its inducement to make the Loan, a warrant in the form attached hereto as EXHIBIT B entitling such Senior Subordinated Lender to purchase such number of shares of the Borrower's Common Stock specified opposite such Senior Subordinated Lender's name on EXHIBIT A at an exercise price of $0.001 per Common Share (collectively, the "Warrants").

                  (b) Each Lender shall be granted piggyback registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants, in accordance with the terms of the Registration Rights Agreement, the form of which is attached hereto as EXHIBIT C.

II.      THE FINANCING DOCUMENTS; OBLIGATIONS

         This Agreement, the Note, the Guaranty (as hereinafter defined), and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with any other Person, evidencing, securing in connection with the Obligations (as hereinafter defined), this Agreement, the Note and the Guaranty are sometimes referred to herein collectively as the "Financing Documents". "Obligations" as used in this Agreement means all of the obligations for payment evidenced by the Financing Documents and all of the obligations to perform and comply with all of the turns, covenant, conditions, stipulations and agreements contained in the Financing Documents and all other obligations of the Borrower to the Senior Subordinated Lenders, whether now existing or hereafter created, whether direct or contingent.

III.     UNCONDITIONAL OBLIGATIONS

         The payment and performance by the Borrower of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Senior Subordinated Lenders and the Borrower shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-of; and until payment in full of all of the Obligations, the Borrower: (a) will not suspend

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

or discontinue any payments provided for in the Note and (b) will perform and observe all of its other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Senior Subordinated Lenders.

IV.      REPRESENTATIONS AND WARRANTIES

         To induce the Lender to make the Loan, the Borrower represents and warrants to the Senior Subordinated Lenders that:

         Section 4.1 SUBSIDIARIES. The Borrower has only the Subsidiaries listed on Exhibit D attached hereto.

         Section 4.2 GOOD STANDING. Borrower is a corporation, duly organized and existing under the laws of the State of Delaware and is duly authorized to do business and in good standing wherever the ownership of its property or the conduct of its business requires such authorization.

         Section 4.3 DUE AUTHORITY, COMPLIANCE WITH LAWS. Borrower has the right and power and is duly authorized and empowered to enter into execute, deliver and perform this Agreement, the Note and the other Financing Documents and this Agreement and the other Financing Documents are valid and binding upon and enforceable against Borrower in accordance with their respective terms. Borrower has taken all action required to authorize the execution, delivery and performance of this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Financing Documents executed and delivered by Borrower and the consummation of the transactions contemplated by this Agreement will not conflict with, violate or be prevented by any existing mortgage indenture, contract or agreement binding on Borrower or affecting its property or any laws.

         Section 4.4 NO DEFAULT. There is no Event of Default (as hereinafter defined) and no event has occurred and no condition exists which with the giving of notice or the passage of time would constitute an Event of Default. The Borrower is not in default in any material respect under the terms of any other agreement or instrument to which it maybe a party or by which any of its properties may be bound or subject.

         Section 4.5 CAPITALIZATION. The authorized capital stock of the Borrower consists of (i) 20,000,000 shares of Common Stock, (ii) 1,000,000 shares of Preferred Stock, par value $0.001 per share, of which 5,000 shares are designated as Series A Preferred Stock, 100,000 shares are designated as shares of Series B Preferred Stock, 50,000 shares are designated as shares of Series C Preferred Stock, and 1,530 shares are designated as shares of Series B Preferred Stock. As of the date hereof 14,995,513 shares of Common Stock, no shares of Series A Preferred Stock, 27,858.9673 shares of Sales B Preferred Stock,
8,452.0222 shares of Series C Preferred Stock, and 1,530 shares of Series D Preferred Stock are issued and outstanding. All shares of the Borrower's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.

         Section 4.6 TITLE TO PROPERTIES. Borrower has good and marketable title to all of its properties.

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

         Section 4.7 FINANCIAL STATEMENTS. The consolidated financial statements of Borrower included in its Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on February 21, 2006 are complete and correct and fairly present the financial position of Borrower and the results of its operations as of the dates and for the periods referred to therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved. Such financial statements comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

         Section  4.8  DISCLOSURE.   All  disclosure   provided  to  the  Senior
Subordinated Lenders regarding the Borrower and its subsidiaries is true and correct and does not contain, any untrue statement of material fact or state any material fact necessary in order to make the statements made therein in light of the circumstances under which they are made, not misleading.

         Section 4.9 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties set forth in Section 4 of that certain Subordinated Securities Purchase Agreement between Senior Lender and the Borrower dated December 22, 2006 (as amended from time to time, the "Laurus Subordinated Securities Purchase Agreement") are hereby incorporated in this Agreement by reference and shall be deemed to be representations and warranties made by the Borrower to the Senior Subordinated Lenders as if set forth at length herein.

         Section 4.10 SEC REPORTS. The Borrower has filed all reports (the "SEC Reports") required to be filed by it with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension except that Borrower has not yet filed its Annual Report on Form 10-K for the fiscal year ended July 1, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended November 1, 2006. The SEC Reports, along with the Borrower's registration statement filed with the Commission on Form S-1 (File No.333-131254), and subsequently withdrawn by the Borrower and the Company's Revised Preliminary Information Statement on Schedule 14C and filed with the SEC on October 4, 2006 are herein referred to as the "SEC Filings." As of their respective dates, the SEC filings complied as to form in all material respects with (i) the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder and (ii) any SEC comments received or otherwise conveyed to the Company with respect to any previously filed SEC Filing except that the Borrower has not yet responded to
(x) the letter received from the SEC on May 2, 2006 commenting on the Form S-1 filed with the SEC and (g) the letter received from the SEC on November 1, 2006 relating to the Company's filing of its Revised Schedule 14C. In addition, none of the SEC Filings, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were mad; not misleading.

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

V.       CONDITIONS OF LENDING

         The obligation of the Senior Subordinated Lenders to make the Loan hereunder is subject to the following conditions precedent:

         Section 5.1 APPROVAL OF COUNSEL FOR THE SENIOR SUBORDINATED LENDERS. All legal matters incident to the Loan and all documents necessary in the opinion of the Senior Subordinated Lenders to make the Loan shall be satisfactory in all material respects to respective counsel for the Senior Subordinated Lenders.

         Section 5.2 SUPPORTING DOCUMENTS. The Senior Subordinated Lenders shall receive on the date hereof: (a) a certificate of the Secretary of the Borrower, certifying that attached thereto is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Agreement, the Note and the other Financing Documents, and the Obligations and (b) such other documents as the Senior Subordinated Lenders may reasonably require the Borrower to execute; in form and substance acceptable to the Senior Subordinated Lenders.

         Section 5.3 FINANCING DOCUMENTS. All of the Financing Documents required by the Senior Subordinated Lenders shall be executed, delivered at the sole expense of the Borrower. Borrower shall pay all reasonable expenses of the Senior Subordinated Lenders including but not limited to, legal counsel fees and costs, travel expenses, accounting and other due diligence costs.

         Section 5.4 SUBORDINATION AGREEMENT. The Senior Subordinated Lenders and Existing Subordinated Lenders shall have entered into a subordination agreement in form and substance satisfactory to the Senior Subordinated Lenders.

         Section 5.5 GUARANTY. The Senior Subordinated Lenders shall have received an unconditional guaranty in form and substance satisfactory to the Senior Subordinated Lenders (the "Guaranty") from each of the Subsidiaries listed on EXHIBIT D.

         Section 5.6 WARRANTS. Each Lender shall have received a Warrant in accordance with the terms of Section 1.5(a), and the Registration Rights Agreement shall have been executed and delivered by the Borrower in accordance with the terms of Section 1.5(b).

VI.      COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations hereunder:

         Section 6.1  INCORPORATION  OF  COVENANTS.  The  covenants set forth in
Section 6 (other than Section 6.5, Section 6.8 and Section 6.14) of the Laurus Subordinated Securities Purchase Agreement are hereby incorporated in this Agreement by reference and shall be deemed to be covenants made by Borrower to the Senior Subordinated Lenders as if set forth at length herein.

         Section 6.2 BOOKS AND RECORDS. The Borrower shall permit the Senior Subordinated Lenders, or any Person authorized by the Senior Subordinated Lenders, to inspect and examine Borrower's records and books (regardless of where maintained) and. all supporting vouchers and

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

data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by the Senior Subordinated Lenders. In addition, the Borrower will furnish or cause to be furnished to the Senior Subordinated Lenders internally prepared financial statements of the Borrower as of the close of each fiscal quarter and fiscal year, in a form reasonably acceptable to the Senior Subordinated Lenders.

         Section 6.3 PRESERVATION OF CORPORATE EXISTENCE. Borrower will preserve and maintain its cot existence and good standing in each state where it conducts business. Borrower shall not merge or consolidate with or into any other person or entity (a "Person") or liquidate or wind down its business or enter into any agreement with respect thereto.

         Section 6.4 PAYMENT OF TAXES AND CLAIMS. Borrower will duly pay and discharge when due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed, which are, or which if unpaid might become, a lien or charge upon the properties, assets, franchises, earnings or business Borrower; PROVIDED, HOWEVER, that nothing contained in this paragraph shall require Borrower to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as Borrower in good faith shall contest the validity thereof by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with such accounting practices and otherwise satisfactory to the Senior Subordinated Lenders.

         Section 6.5 CONDUCT OF BUSINESS. Borrower shall conduct and operate its business in all material respects in accordance with all applicable material local, state and federal ordinances, resolutions and laws.

         Section 6.6 INSURANCE. Borrower shall maintain insurance in an amount, nature and with carriers covering property damage to any of Borrower's properties business interruption insurance, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for Borrower's business.

         Section 6.7 ADDITIONAL SUBSIDIARIES. If any additional Subsidiary of the Borrower is formed or acquired after the Closing Date as permitted pursuant to the terms hereof; the Borrower will, within three business days after such formation or acquisition cause such Borrower to execute and deliver to the Senior Subordinated Lenders an additional Guaranty in form and substance reasonably acceptable to the Senior Subordinated Lenders.

VII.     EVENTS OF DEFAULT

         The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" or "default" shall mean, whenever they are used in this Agreement, the events specified in the definition of "Event of Default" specified in the Note or any one or more of the following events, provided that the rights of the Senior Subordinated Lenders upon the occurrence of an Event of Default shall be limited as set forth in Section 7 of the Subordination Agreement.

         Section 7.1 BREACH OF REPRESENTATION AND WARRANTIES. Any material representation or warranty made herein or in any report, certificate, opinion (including any opinion of counsel for the Borrower), financial statement or other instrument furnished in connection with the

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

Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made in any material respect.

         Section 7.2 OTHER DEFAULTS. Default shall be made by the Borrower in the due observance or performance of any other term, covenant or agreement herein contained, which default shall remain unremedied for ten (10) days after written notice thereof to the Borrower by the Senior Subordinated Lenders; unless the nature of the failure is such that (a) it cannot be cured within the ten (10) day period, (b) the Borrower institutes corrective action within the ten (10) day period, and (c) the Borrower completes the cure within a period of an additional thirty (30) days.

         Section 7.3 DEFAULT UNDER OTHER FINANCING DOCUMENTS. An Event of Default shall occur under any of the other Financing Documents and such Event of Default is not cured within any applicable grace period provided therein.

         Section 7.4 BANKRUPTCY. The Borrower or any Guarantor shall voluntarily commence any proceeding under any reorganization, bankruptcy or similar law or consent to or fail to contest or have dismissed within 60 days any such proceeding or apply for a receiver or similar official or make an assignment to the benefit of creditors or otherwise take any similar action.

VIII.    RIGHTS AND REMEDIES UPON DEFAULT

         Section 8.1 GENERALLY. Upon the occurrence of an Event of Default subject to the terms of the Subordination Agreement the Senior Subordinated Lenders shall have the rights and remedies set forth in the Note.

IX.      MISCELLANEOUS

         Section 9.1 NOTICES. All notices requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a business day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier on the business day next following the day on which the notice is delivered to such overnight courier addressed as follows:

         Borrower:         TRUEYOU.COM, INC.
                           501 Merritt 7, 5th Floor
                           Norwalk, Connecticut 06851

         Lenders:          Vicis Capital Master Fund LLC
                           570 Lexington Avenue
                           New York, New York 10022
                           Telephone No.: 212-980-9400

                           Klinger Investments LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

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

                           Andrew D. Lipman
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           Richard Rakowski
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           Gerard DeBiasi
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           James Benedict
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           Dan Richardson
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           Amal Devani
                           c/o Kidd & Company, LLC
                           10 Glenville Street
                           Greenwich, Connecticut  06831
                           Telephone No.: 203-661-0070

                           CSFN I LLC

                           c/o North Sound Capital
                           20 Horseneck Lane
                           Greenwich, Connecticut 06830

                           John Brugmann
                           PO Box 1561
                           Pearl River, NY 10965
                           Telephone No. 845-735-8200

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

         By written notice each party to this Agreement may change the address to which notice is given to that party.

         Section 9.2 ENTIRE AGREEMENT. The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Senior Subordinated Lenders and the Borrower relating to the Obligations. Neither the Senior Subordinated Lenders nor the Borrower shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

         Section 9.3 SURVIVAL OF AGREEMENT; SUCCESSORS AND ASSIGNS. All covenants, agreements, representations and warranties made by the Borrower herein and in any certificate in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Senior Subordinated Lenders of the Loan and the execution and delivery of the Note and are made irrespective of any due diligence conducted by the Senior Subordinated Lenders, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors of such party; and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Agreement shall inure to the benefit of the successors of the Senior Subordinated Lenders, and all covenants, promises and agreed by or on behalf of the Senior Subordinated Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors of the Borrower. This Agreement may not be assigned by the Borrower.

         Section 9.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

Section 9.5 MODIFICATIONS. No modification or waiver of any provision of this Agreement or of any other Financing Documents, nor consent to any departure by
the Borrower therefrom, shall in any event be effective unless the same shell be in writing signed by the Majority Lenders; and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same similar or other circumstance.

         Section  9.6  HEADINGS.   The  headings  in  this   Agreement  are  for
convenience only and shall not limit or otherwise affect any of the terms hereof.

         Section 9.7 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 9.8 VENUE. BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER FINANCING

DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING, AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GWEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK NOTHING IN THIS AGREEMENT SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE SENIOR SUBORDINATED LENDERS TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

         Section 9.9 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE FINANCING DOCUMENTS.

         Section 9.10 INDEMNIFICATION. Borrower agrees to indemnify and hold harmless, the Senior Subordinated Lenders, the Senior Subordinated Lenders' officers, directors, employees and agents (each an "Indemnified Party," and collectively, the "Indemnified Parties" from and against any and all claims, liabilities, losses, damages, costs and expenses (whether or not such Indemnified Party is a party to any litigation), including without limitation, reasonable attorney fees and costs and costs of investigation, document production, attendance at depositions or other discovery, incurred by any
Indemnified Party with respect to, arising out of or as a consequence of (a) this Agreement or any of the other Financing Documents including without limitation, any failure of Borrower to pay when due (at maturity, by acceleration or otherwise) any principal, interest fee or any other amount due under this Agreement or the other Financing Documents, or any other Event of Default, or any breach or alleged bitch of any representation, warranty or covenant contained in this Agreement or any other Financing Document (b) the use by Borrower of any proceeds advanced hereunder (c) the transactions contemplated hereunder or (d) any claim, demand, action or cause of action being asserted against (i) Borrower by any other Person, or (ii) any indemnified Party by Borrower in connection with the transactions contemplated hereunder. Notwithstanding anything herein or elsewhere to the contrary; Borrower shall not be obligated to indemnify or hold harmless any Indemnified Party from any liability loss or damage resulting from the gross negligence, willful misconduct or unlawful actions of such Indemnified Party.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                           Borrower:

                                           TRUEYOU.COM, INC.

                                           By:
                                              ---------------------------------
                                               Name:
                                               Title:

                                           Lenders:

                                           KLINGER INVESTMENTS LLC

                                           By:
                                              ---------------------------------
                                               Name:
                                               Title:


                                           VICIS CAPITAL MASTER FUND LLC

                                           By:
                                              ---------------------------------


                                           ------------------------------------
                                                    Andrew D. Lipman


                                           ------------------------------------
                                                    Richard Rakowski


                                           ------------------------------------
                                                    Gerard DeBiasi


                                           ------------------------------------
                                                    James Benedict


                                           ------------------------------------
                                                    Dan Richardson


                                           ------------------------------------
                                                    Amal Devani


                                           ------------------------------------
                                                    CSFN I LLC


                                           ------------------------------------
                                                    John Brugmann

                                    EXHIBIT A

--------------------------------- ------------------------- -----------------------------
LENDER                            ALLOCATION OF LOAN        NUMBER OF SHARES OF
                                                            COMMON STOCK ISSUABLE
                                                            UPON EXERCISE OF WARRANT

--------------------------------- ------------------------- -----------------------------
Vicis Capital Master Fund LLC                     $500,000                     5,000,000
--------------------------------- ------------------------- -----------------------------
Klinger Investments LLC                           $650,000                     2,904,762
--------------------------------- ------------------------- -----------------------------
Andrew D. Lipman                                  $200,000                       893,773
--------------------------------- ------------------------- -----------------------------
Richard Rakowski                                  $850,000                     3,798,534
--------------------------------- ------------------------- -----------------------------
Gerard DeBiasi                                    $100,000                       446,886
--------------------------------- ------------------------- -----------------------------
James Benedict                                     $75,000                       335,165
--------------------------------- ------------------------- -----------------------------
Dan Richardson                                     $75,000                       335,165
--------------------------------- ------------------------- -----------------------------
Amal Devani                                       $150,000                       670,330
--------------------------------- ------------------------- -----------------------------
CSFN I LLC                                        $300,000                           -0-
--------------------------------- ------------------------- -----------------------------
John Brugmann                                     $100,000                     1,000,000
--------------------------------- ------------------------- -----------------------------

                                    EXHIBIT B

                                 Form of Warrant
                                 (See Attached)

                                    EXHIBIT C

                      Form of Registration Rights Agreement
                                 (See Attached)

                                    EXHIBIT D

                                  SUBSIDIARIES

KLINGER ADVANCED AESTHETICS, INC.
ADVANCED AESTHETICS SUB, INC.
ADVANCED AESTHETICS, LLC
KLINGER ADVANCED AESTHETICS, LLC
ANUSHKA PBG, LLC
ANUSHKA BOCA, LLC
WILD HARE, LLC
DISCHINO CORPORATION
ANUSHKA PBG ACQUISITION SUB, LLC
ANUSHKA BOCA ACQUISITION SUB, LLC
WILD HARE ACQUISITION SUB, LLC